Avantair, Inc. Reports Fiscal 2010 Third Quarter Financial Results

Third Consecutive Quarter of Operating Profitability and Record Third Quarter Revenue

CLEARWATER, Fla. – May 11, 2010 — Avantair, Inc. (OTCBB: AAIR), the sole North American provider of flight hour cards and fractional shares in the Piaggio Avanti aircraft, today announced financial results for its fiscal 2010 third quarter ended March 31, 2010.

Third Quarter Fiscal 2010 Highlights:
•	Total revenue increased to $36.0 million, up 4% year-over-year and up 1% on a sequential quarter basis.
•
During the Company’s seasonally slowest sales quarter, flight hour cards sold increased 183% to 82, from 29 flight hour cards sold during the third quarter of fiscal 2009. This compares with 100 flight hour cards sold in the fiscal 2010 second quarter.

•
Revenue generating flight hours flown reached a new third quarter record, increasing 11.5% to 9,623 hours, from 8,627 for the third quarter of fiscal 2009. This compares with 9,770 revenue generating flight hours flown in the fiscal 2010 second quarter.

•
Operating income increased to $501,000, compared with adjusted non-GAAP operating income of $296,000, which excludes a one-time, non-recurring $3.0 million vendor service reimbursement in the third quarter of fiscal 2009.  The cost per revenue hour was reduced significantly following the addition of four new aircraft to Avantair’s operating certificate in mid-February.

•
EBITDA (earnings before interest, income taxes, depreciation and amortization) of $1.8 million, compared with adjusted EBITDA of $1.5 million, which excludes a one-time, non-recurring $3.0 million vendor service reimbursement in the third quarter of fiscal 2009.

Avantair, Inc.
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Net loss attributable to common stockholders of ($1.1) million, or ($0.04) per share, based on 26.3 million weighted average shares outstanding. This compares with an adjusted non-GAAP net loss attributable to common stockholders, which excludes a non-recurring $3.0 million vendor service reimbursement, of ($1.5) million, or ($0.10) per share, based on 15.3 million weighted average shares outstanding for the third quarter of fiscal 2009.

•	As of March 31, 2010, Avantair had cash and cash equivalents of $7.3 million, compared with cash and cash equivalents of $3.8 million as of June 30, 2009.

Steven Santo, Chief Executive Officer of Avantair, stated, “Our third quarter results demonstrate our ability to drive greater owner value through an industry leading single aircraft fleet, while continuing to improve our operating efficiencies within our existing infrastructure. We achieved record quarterly sales despite the seasonally slow sales cycle typically associated with our third quarter and the continued weak market conditions. Our flight hour card sales increased by 183% year-over-year and, impressively, neared the levels of our December quarter sales, which has historically accounted for our highest selling period. We continue to make important inroads with new owners in our flight hour card programs, and during the period we sold 82 cards and another nine new Axis Club program memberships. These flight hour card sales reflect our flexibility in growing our customer base during a difficult economy, and we are confident that we will retain these customers going forward, either as continuing card owners or by converting them to fractional owners once the economy improves.  Our total revenues were up year-over-year and sequentially. Our steady, recurring maintenance and management fee revenue provides a solid base with growth driven by our card programs, for which revenue is recognized as card hours sold are flown, as the fractional market makes a slow recovery.  In addition, we posted solid gains to our balance sheet and continued to improve our cash flow.

“With the mid-February addition of four new aircraft to our certificate, we immediately shed the significant charter expenses incurred at the beginning of the period. Based on our highly scalable business model, the additional aircraft allow us to service more flights at a reduced expense as a percentage of revenue. Now that we have right-sized our fleet size with owner demand, we expect to realize the full impact of these cost savings in future periods, which translates directly to our bottom line.  Integration of our flight optimization software throughout our operations is also promoting efficiencies. Based on this technology, we made a 3% utility gain within the quarter and we expect to achieve even more substantial improvements over time. With a solid growth trajectory and a value-oriented customer approach, we remain the leader in the light jet cabin category, and are poised to continue to achieve healthy growth with sustained operating income as we work toward our ultimate goal of profitability,” Mr. Santo concluded.

Avantair, Inc.

Conference Call

Chief Executive Officer Steven Santo, Chief Financial Officer Richard Pytak and Chief Operating Officer Kevin Beitzel will host a conference call with the financial community on Tuesday, May 11, 2010, at 5:00 p.m. Eastern time to review the Company’s financial results and provide an update on business developments.

Interested parties may participate in the conference call by dialing 1-877-941-8601 (480-629-9810 for international callers). When prompted, ask for the "Avantair, Inc. Fiscal 2010 Third Quarter Earnings Conference Call." The live conference call will also be webcast on the Company’s website at www.avantair.com under the Investors section and will be archived for 12 months.

A telephonic replay of the conference call may be accessed approximately two hours after the call through May 25, 2010, by dialing 800-406-7325 (303-590-3030 for international callers) and entering access code 4293902#.

Use of Non-GAAP Measures of Performance

The following table reflects the reconciliation of income from operations prepared in conformity with generally accepted accounting principles (GAAP), GAAP net income (loss) attributable to common stockholders and GAAP income (loss) per common share: basic and diluted to the non-GAAP financial measures of adjusted non-GAAP income from operations, adjusted non-GAAP net loss attributable to common stockholders and adjusted non-GAAP loss per common share: basic and diluted, respectively.

Avantair, Inc.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures

	Three Months Ended March 31,
	2010	2009
GAAP income from operations	$500,888	$3,248,183
Subtract:
Vendor service reimbursement	-	(2,951,867)
Adjusted non-GAAP income from operations	$500,888	$296,316

GAAP net income (loss) attributable to common stockholders	$(1,137,693)	$1,458,180
Subtract:
Vendor service reimbursement	-	(2,951,867)
Adjusted non-GAAP net loss attributable to common stockholders	$(1,137,693)	$(1,493,687)

GAAP income (loss) per common share: basic and diluted	$(0.04)	$0.10
Subtract:
Vendor service reimbursement per common share: basic and diluted	-	(0.20)
Adjusted non-GAAP loss per common share: basic and diluted	$(0.04)	$(0.10)

The following table reflects the reconciliation of GAAP net income (loss) to the non-GAAP financial measures of EBITDA and to adjusted EBITDA:

Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA

	Three Months Ended March 31,
	2010	2009

GAAP net income (loss)	$(773,504)	$1,822,233
Add:
Depreciation and amortization	1,314,870	1,240,262
Interest expense	1,281,626	1,439,661
Subtract:
Interest and other income	(7,234)	(13,711)
EBITDA	1,815,758	4,488,445
Subtract:

Vendor service reimbursement	-	(2,951,867)
Adjusted EBITDA	$1,815,758	$1,536,578

Avantair, Inc.

The Company believes that the use of non-GAAP financial measures of adjusted non-GAAP income from operations, adjusted non-GAAP net loss attributable to common stockholders and adjusted non-GAAP loss per common share: basic and diluted, are useful to investors as they eliminate a nonrecurring vendor service reimbursement recognized in 2009 in order to provide information that is directly comparable to our current year financial statements.

The Company believes that EBITDA is useful to investors as it excludes certain non-cash expenses that do not directly relate to the operation of aircraft and that adjusted EBITDA is useful as it eliminates a nonrecurring vendor service reimbursement recognized in 2009 in order to provide information that is directly comparable to our current year EBITDA.

These measures are supplements to generally accepted accounting principles used to prepare the Company’s financial statements and should not be viewed as a substitute for GAAP measures.  In addition, the Company’s non-GAAP measures may not be comparable to non-GAAP measures of other companies.

About Avantair

Avantair, the only publicly traded stand-alone private aircraft operator and the sole North American provider of fractional shares, flight time cards and Axis Club Membership in the Piaggio Avanti aircraft, is headquartered in Clearwater, FL, with approximately 450 employees. The Company offers private travel solutions for individuals and businesses traveling within its service area, which includes the continental United States, Canada, the Caribbean and Mexico, at a fraction of the cost of whole aircraft ownership. The Company currently manages a fleet of 55 aircraft, with another 52 Piaggio Avanti aircraft on order through 2013. For more information about Avantair, please visit: www.avantair.com.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Avantair's future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.  Avantair cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Avantair assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Avantair, Inc.

In addition to factors previously disclosed in Avantair's filings with the Securities and Exchange Commission (SEC) and those as may be identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: general economic and business conditions in the U.S. and abroad, changing interpretations of generally accepted accounting principles, changes in market acceptance of the company's products, inquiries and investigations and related litigation, fluctuations in customer demand, management of rapid growth, intensity of competition. The information set forth herein should be read in light of such risks.  Avantair does not assume any obligation to update the information contained in this press release.

Avantair’s filings with the SEC, accessible on the SEC's website at http://www.sec.gov , discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

Contact:
Avantair, Inc.	The Piacente Group, Inc.
Richard Pytak	Brandi Floberg
Chief Financial Officer	Investor Relations
727-538-7910 x.105	212-481-2050
rpytak@avantair.com	avantair@tpg-ir.com

– Financial Tables to Follow –

Avantair, Inc.

AVANTAIR, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

ASSETS

	March 31,	June 30,
	2010	2009

CURRENT ASSETS
Cash and cash equivalents	$7,295,116	$3,773,789
Accounts receivable, net of allowance for doubtful accounts of $154,146 at March 31, 2010 and $187,842 at June 30, 2009	10,050,611	5,711,055
Inventory	142,671	140,997
Current portion of aircraft costs related to fractional share sales	30,822,339	36,910,206
Notes receivable	-	272,731
Prepaid expenses and other current assets	2,750,274	1,278,506

Total current assets	51,061,011	48,087,284

Aircraft costs related to fractional share sales, net of current portion	47,913,319	70,199,786

Property and equipment, at cost, net of accumulated depreciation and amortization of $15,491,824 at March 31, 2010 and $11,695,228 at June 30, 2009	23,702,343	29,842,365

OTHER ASSETS
Cash- restricted	2,357,721	2,352,337
Deposits on aircraft	8,075,850	9,264,890
Deferred maintenance on aircraft engines	696,150	1,538,175
Goodwill	1,141,159	1,141,159
Other assets	2,869,159	1,639,407

Total other assets	15,140,039	15,935,968

Total assets	$137,816,712	$164,065,403

Avantair, Inc.

AVANTAIR, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

LIABILITIES AND STOCKHOLDERS' DEFICIT

	March 31,	June 30,
	2010	2009

CURRENT LIABILITIES
Accounts payable	$5,190,240	$7,307,320
Accrued liabilities	4,703,578	5,010,745
Customer deposits	2,660,003	1,282,936
Short-term debt	11,000,000	11,500,000
Current portion of long-term debt	4,474,649	11,020,590
Current portion of deferred revenue related to fractional aircraft share sales	35,680,102	43,385,779
Unearned management fee, flight hour card and Axis Club Membership revenues	27,242,328	17,807,796

Total current liabilities	90,950,900	97,315,166

Long-term debt, net of current portion	16,326,114	20,111,011
Deferred revenue related to fractional aircraft share sales, net of current portion	42,074,851	65,071,197
Deferred revenue related to Axis Club Membership sales, net of current portion	1,289,582	333,271
Other liabilities	2,734,972	2,714,058

Total long-term liabilities	62,425,519	88,229,537

Total liabilities	153,376,419	185,544,703

COMMITMENTS AND CONTINGENCIES

Series A convertible preferred stock, $.0001 par value, authorized 300,000 shares; 152,000 shares issued and outstanding	14,595,574	14,528,383

STOCKHOLDERS' DEFICIT

Preferred stock, $.0001 par value, authorized 700,000 shares; none issued	-	-

Common stock, Class A, $.0001 par value, 75,000,000 shares authorized, 26,333,613 shares issued and outstanding at March 31, 2009 and 16,463,615 shares issued and outstanding at June 30, 2009	2,633	1,646
Additional paid-in capital	56,912,815	47,667,493
Accumulated deficit	(87,070,729)	(83,676,822)

Total stockholders' deficit	(30,155,281)	(36,007,683)

Total liabilities and stockholders' deficit	$137,816,712	$164,065,403

Avantair, Inc.

AVANTAIR, INC. AND SUBSIDIARIES
Consolidated Statement of Operations

	Three Months Ended March 31,		Nine Months Ended March 31,
	2010	2009	2010	2009
Revenue
Fractional aircraft sold	$10,458,376	$12,611,388	$33,664,521	$39,477,850
Maintenance and management fees	18,329,491	18,027,667	54,594,085	52,807,156
Flight hour card and Axis Club Membership revenue	5,683,548	2,904,058	14,518,782	6,502,851
Other revenue	1,538,020	1,109,582	4,201,888	3,955,678

Total revenue	36,009,435	34,652,695	106,979,276	102,743,535

Operating expenses
Cost of fractional aircraft shares sold	8,958,823	10,692,513	28,636,220	33,620,690
Cost of flight operations	13,884,386	12,792,261	39,608,930	37,001,228
Vendor service reimbursement	-	(2,951,867)	-	(2,951,867)
Gain on sale of assets	-	-	(897,595)	-
Cost of fuel	3,558,323	2,956,377	10,610,995	10,529,802
General and administrative expenses	6,443,599	5,962,230	18,978,745	17,451,537
Selling expenses	1,348,546	712,736	3,715,491	2,729,170
Depreciation and amortization	1,314,870	1,240,262	4,181,661	3,640,783
Total operating expenses	35,508,547	31,404,512	104,834,447	102,021,343

Income from operations	500,888	3,248,183	2,144,829	722,192

Other income (expenses)
Interest and other income	7,234	13,711	25,019	41,120
Interest expense	(1,281,626)	(1,439,661)	(4,492,399)	(4,156,844)
Total other expenses	(1,274,392)	(1,425,950)	(4,467,380)	(4,115,724)

Net income (loss)	(773,504)	1,822,233	(2,322,551)	(3,393,532)

Preferred stock dividend and accretion of expenses	(364,189)	(364,053)	(1,138,547)	(1,127,670)
Net income (loss) attributable to common stockholders	$(1,137,693)	$1,458,180	$(3,461,098)	$(4,521,202)

Income (loss) per common share:
Basic and diluted	$(0.04)	$0.10	$(0.15)	$(0.30)

Weighted- average common shares outstanding:
Basic and diluted	26,327,827	15,289,929	22,457,292	15,297,410

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